UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

_______________________

Date of Report
(Date of earliest
event reported):	March 7, 2014

     AgFeed Industries, Inc.

(Exact name of registrant as specified in its charter)

Nevada	1-33674	20-2597168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

     100 Bluegrass Commons Blvd., Suite 310, Hendersonville, Tennessee 37075

(Address of principal executive offices, including zip code)

  (917) 804-3584

(Registrant’s telephone number, including area code)

  Not Applicable

(Former name or former address, if changed since last report)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On March 7, 2014, AgFeed Industries, Inc. (the “Company”) received a letter from McGladrey LLP (“McGladrey”), confirming that the client-auditor relationship between the Company and McGladrey has ceased.

On January 31, 2012, the Company announced that its special committee of the board of directors had completed its investigation into certain accounting issues in the Company’s animal nutrition and legacy farm hog operations in China. In connection with that investigation, the Company previously disclosed that investors and others should not rely on the Company’s (1) audited financial statements for the year ended December 31, 2010, which were audited by McGladrey, (2) audited financial statements for the years ended December 31, 2009, 2008 and 2007, which were audited by another registered accounting firm and not McGladrey, and (3) unaudited financial statements for all quarters within those years and the first two quarters of 2011.

The Company has not completed, and is not working on, its financial statements for the years ended 2013, 2012 or 2011, or its restated financial statements for the year ended December 31, 2010. Accordingly, (a) McGladrey has not issued any report on those financial statements and (b) in each of the years ended December 31, 2013 and December 31, 2012 and through March 7, 2014, there were no (i) disagreements, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, with McGladrey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement would have caused it to make reference to the subject matter of the disagreement in its report on the Company’s financial statements; or (ii) reportable events, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

A copy of a letter from McGladrey to the Securities and Exchange Commission (“SEC”) stating that it agrees with the statements regarding McGladrey in this report is filed as Exhibit 16 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Note applicable

(d)	Exhibits. The following exhibit is being filed herewith:

(16)	Letter from McGladrey to the SEC regarding change in certifying accountant, dated March 12, 2014.

* * * * *

NOTICE TO SHAREHOLDERS

The Company’s shareholders are cautioned that trading in shares of the Company’s equity securities during the pendency of its Chapter 11 bankruptcy proceedings is highly speculative and poses substantial risks. Trading prices for the Company’s equity securities may bear little or no relationship to the actual recovery, if any, by holders in our Chapter 11 bankruptcy proceedings. Accordingly, the Company urges extreme caution with respect to existing and future investments in its equity securities.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGFEED INDUSTRIES, INC.

Date: March 12, 2014	By:	/s/ Keith A. Maib
Keith A. Maib
Chief Restructuring Officer

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AGREED INDUSTRIES, INC.

Exhibit Index to Current Report on Form 8-K

Exhibit Number
16	Letter from McGladrey to the SEC regarding change in certifying accountant, dated March 12, 2014.

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